Fair Value Disclosures	12 Months Ended
Dec. 31, 2025
EBP 005
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Disclosures	Fair Value Disclosures
GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Fair value is based on current market quotes, as available, and is supplemented by modeling techniques and assumptions made by the Plan to the extent quoted market prices are not available.

The Plan determines the fair values of its investments based on the fair value hierarchy established in GAAP, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. GAAP describes three levels of inputs that may be used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are inputs, other than quoted prices, included within Level 1 that are observable for the asset or liability, either directly or indirectly. GAAP also provides a practical expedient that allows the net asset value (“NAV”) per share to be used to estimate the fair value of investments in certain entities that do not have readily determinable fair values and are considered to be investment companies. Investments for which fair value is measured using this practical expedient are not required to be categorized within any level in the fair value hierarchy.

The Plan’s Level 1 investments, including the TXNM Energy, Inc. Common Stock Fund and values of registered investment companies are based on quoted market prices. Level 2 investments include collective investment trusts (“CITs”) measured at NAV that have readily determinable fair values at year-end. Level 2 fair values are provided by the Trustee utilizing a pricing service. The pricing provider predominantly uses the market approach using bid side market value based upon a hierarchy of information for specific securities or securities with similar characteristics. Estimated fair values for uncategorized CITs held by the Plan are determined using the NAV per share provided by the Trustee based on applying the practical expedient discussed above. Uncategorized CITs are priced daily, have no known redemption restrictions or notice requirements.
    Investments measured at fair value consisted of the following types of instruments, classified according to the GAAP fair value hierarchy:

	Total	Level 1	Level 2
December 31, 2025
Investments at fair value:
Registered investment companies	$412,011,701	$412,011,701	$—
Collective investment trusts	276,644,405	—	276,644,405
TXNM Energy, Inc. Common Stock Fund	6,990,503	6,990,503	—
Investments categorized within the fair value hierarchy	$695,646,609	$419,002,204	$276,644,405

Uncategorized investments	193,309,774
Total investments at fair value	$888,956,383

December 31, 2024
Investments at fair value:
Registered investment companies	$383,199,101	$383,199,101	$—
Collective investment trusts	241,920,269	—	241,920,269
TXNM Energy, Inc. Common Stock Fund	6,170,532	6,170,532	—
Investments categorized within the fair value hierarchy	$631,289,902	$389,369,633	$241,920,269

Uncategorized investments	187,384,180
Total investments at fair value	$818,674,082